ALEXANDER & BALDWIN Premier Hawaii Real Estate Company September 14, 2017 ANALYST DAY PRESENTATION

Welcome Suzy Hollinger Opening Remarks Chris Benjamin Commercial Real Estate Lance Parker Materials & Construction Jim Mead Break Land Operations Overview Chris Benjamin Active Development For Sale Lance Parker Landholdings Lance Parker Financial Review Jim Mead Closing Remarks Chris Benjamin Q&A AGENDA

SAFE HARBOR STATEMENT Statements in this call and presentation that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “will,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding possible or assumed future results of operations, business strategies, growth opportunities and competitive positions. Such forward-looking statements speak only as of the date the statements were made and are not guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, prevailing market conditions and other factors related to the Company’s REIT status and the Company business generally discussed in the Company’s most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. The information in this call and presentation should be evaluated in light of these important risk factors. We do not undertake any obligation to update the Company’s forward-looking statements.

Opening Remarks Chris Benjamin President & CEO Alexander & Baldwin

A&B: PREMIER HAWAII REIT INVESTMENT OPPORTUNITY 147 years in Hawaii Deep knowledge of Hawaii real estate and track record of execution Access to all Hawaii CRE opportunities Actively transitioning to greater focus on recurring cash generation from CRE portfolio Unique assets with embedded opportunity for growth Generation of internally-sourced capital

A&B is the BEST PUBLIC COMPANY vehicle to gain exposure to Hawaii real estate

SOLID ECONOMIC FUNDAMENTALS Source: State of Hawaii Department of Business, Economic, Development & Tourism (DBEDT) Steady real GDP growth Strong tourism industry On track for 6th consecutive record year Arrivals up 4.8%* Visitor spending up 8.9%* Low unemployment of 2.7%** Positive personal income growth and retail spending HAWAII IS A HIGH-PERFORMING MARKET WITH SUBSTANTIAL BARRIERS TO ENTRY * YTD July 2017 ** As of July 31, 2017

1,973,946 (48%) Hawaii’s geographic location helps insulate it from factors plaguing Mainland retail assets like internet sales penetration HIGH BARRIER TO ENTRY MARKET 2,400 MILES

HIGH BARRIER TO ENTRY STATE ACREAGE BY USE Conservation 1,932,822 (47%) 1,973,946 (48%) 205,620 (5%) Limited urban-zoned land and lengthy and complex entitlement and permitting process Agriculture Urban Result: Low amount of grocery/drug anchored square feet per capita Source: Lee Sichter LLC, 2014; State of Hawaii Office of Planning (planning.hawaii.gov/lud/);Data provided for informational purposes only; no endorsement implied.

STRONG MARKET FUNDAMENTALS DRIVE PERFORMANCE A&B HAWAII RETAIL ABR PSF $27.50 A&B AVERAGE GROCER SALES PSF $787 PEER AVERAGE RETAIL ABR PSF $19.90 PEER AVERAGE GROCER SALES PSF $608 vs vs A&B HAWAII INDUSTRIAL ABR PSF $13.33 PEER AVERAGE RETAIL ABR PSF $5.21 vs A&B data as of 6/30/17; Peer data is as of 12/31/2016

CRE GROWTH OPPORTUNITIES REDEVELOPMENT Lau Hala Shops REPOSITIONING Pearl Highlands Center DEVELOPMENT Ho’okele Shopping Center

MANAGEMENT TEAM WITH DEEP LOCAL ROOTS, BROAD SKILL SET Chris Benjamin President & CEO Lance Parker A&B Properties President Gordon Yee Grace Pacific President James Mead Chief Financial Officer Nelson Chun Senior Vice President and Chief Legal Officer Meredith Ching Senior Vice President, Government & Community Relations BROAD SKILL SET TO EXECUTE STRATEGY Leasing Asset and property management Development – commercial and residential Entitlement and permitting Acquisitions Agriculture and farming Materials and specialty construction management Government and community relations Real estate and corporate law Finance, accounting and taxation

Announce separation of Matson and A&B Announced Sugar Cessation Mainland CRE Migration to Hawaii REIT Conversion Announced REIT Evaluation $1.4B Hawaii CRE Investment 8/31/17 ALEX +141% FOCUSED ON CREATING SHAREHOLDER VALUE 6/29/12 1/1/13 1/1/14 1/1/15 1/1/16 1/1/17 12/1/11 RMZ +54%

STRATEGIC MISSION Hawaii sharpshooter Strategic activities and capital allocation to be weighted toward commercial real estate Focused on using asset base and broad capabilities to drive value as a REIT

Commercial Real Estate Lance Parker President A&B Properties

CRE MANAGEMENT TEAM Lance Parker President A&B Properties Leslie Brown Vice President Leasing Kit Millan Vice President Asset Management Jeff Pauker Vice President Investments Rick Stack Senior Vice President Development

Largest owner of grocery/drug-anchored shopping centers Ground Lease 116 acres TOTAL 42 acres OAHU 74 acres NEIGHBOR ISLAND $74.6M HAWAII ANNUALIZED CASH NOI* Note: See appendix for a statement on management’s use of non-GAAP financial measures and required reconciliations. $47.4M $11.2M $4.3M $11.7M Industrial 1.0M sf TOTAL GLA 0.7M sf OAHU $13.33 ABR PSF Retail 1.8M sf TOTAL GLA 1.5M sf OAHU $27.50 ABR PSF HAWAII CRE PORTFOLIO * Annualized YTD June 2017

GLA 1.8M ANNUALIZED CASH NOI* $47.4M OCCUPANCY** 93.9% ABR PSF $27.50 HAWAII RETAIL PORTFOLIO KAUAI MAUI OAHU BIG ISLAND Poipu Lihue Hanalei Waimea Kailua Kaneohe Manoa Mililani Pearl City Kapolei Waianae Haleiwa Kahului Downtown Lahaina Kaanapali Wailea Hana Kailua-Kona Hilo Waimea Kukio Captain Cook * Annualized YTD June 2017 ** At 6/30/17

STRIP CENTER RETAIL SF PER CAPITA 12.1 Source: Green Street Advisors; comparative data set represents top 30 markets as determined by Green St. Advisors Data provided for informational purposes only; no endorsement implied.

LOW INTERNET SALES PENETRATION Shipping costs are high or shipping is unavailable Longer wait times for order delivery than for continental U.S. locations Cost of returns and lag in receiving credits Source: Adobe Insights (May 2017)

LOWEST UNEMPLOYMENT RATE IN THE NATION 3rd Source: July 2017, Bureau of Labor Statistics (bls.gov) Data provided for informational purposes only; no endorsement implied. U.S. unemployment

$83.3K HOUSEHOLD INCOME IN 3-MILE RADIUS OF CENTERS Source: Green Street Advisors, Company disclosures; comparative data set represents strip retail peers under Green St. coverage Data provided for informational purposes only; no endorsement implied. Peer median

HIGH RETAIL SALES PER CAPITA $11.4K Retail Sales per Capita 2015 Median Household Income Source: Green Street Advisors Data provided for informational purposes only; no endorsement implied.

HIGH ANNUALIZED BASE RENT PSF $27.50 Source: Green Street Advisors, Company disclosures; comparative data set represents strip retail peers under Green St. coverage. Data provided for informational purposes only; no endorsement implied. Data as of 6/30/17 Peer average

2016 GROCER SALES PRODUCTIVITY (SALES/SF) $781 Source: Green Street Advisors, Company disclosures. These numbers are imperfect since not all grocers report sales to the REITs. Data provided for informational purposes only; no endorsement implied Peer average

RENT SPREAD 36% HIGH HAWAII RETAIL RELEASING SPREADS LEASES 27 GLA 82K ABR PSF $31.11 RENT SPREAD 21% LEASES 106 GLA 238K ABR PSF $36.83 TTM ENDED JUNE 30, 2017 QUARTER ENDED JUNE 30, 2017

STRONG 2016 RETAIL SAME-STORE CASH NOI GROWTH 7.0% 2017 RETAIL SAME-STORE CASH NOI GUIDANCE 3 - 4% Source: Green Street Advisors, Company disclosures; comparative data set represents strip retail peers under Green St. coverage. Data provided for informational purposes only; no endorsement implied.

LOW EXPOSURE TO “AT RISK” RETAILERS 2% “At Risk” retailers are those most likely to close stores or seek lower rents upon lease expirations. Source: Green Street Advisors, Company disclosures; comparative data set represents strip retail peers under Green St. coverage. Data provided for informational purposes only; no endorsement implied. Peer average

A&B’S HAWAII RETAIL PORTFOLIO GARNERS A LOW CAP RATE U.S. NEIGHBORHOOD/COMMUNITY CENTER KEY RATES CBRE Cap Rate Survey 1H17 Tier I Tier 3

GLA 1.0M ANNUALIZED CASH NOI* $11.2M OCCUPANCY** 94.4% ABR PSF $13.33 HAWAII INDUSTRIAL PORTFOLIO KAUAI MAUI OAHU BIG ISLAND Poipu Lihue Hanalei Waimea Kailua Kaneohe Manoa Mililani Pearl City Kapolei Waianae Haleiwa Kahului Downtown Lahaina Kaanapali Wailea Hana Kailua-Kona Hilo Waimea Kukio Captain Cook * Annualized YTD June 2017 ** At 6/30/17

RENT GROWTH SINCE 2011 34% VACANCY <2% Source: Colliers International Data provided for informational purposes only; no endorsement implied. OAHU INDUSTRIAL MARKET

Source: CBRE Econometric Advisors Industrial Supply Annual Growth Rate LOW INDUSTRIAL SUPPLY GROWTH

STRONG INDUSTRIAL PORTFOLIO Source: Green Street Advisors, Company disclosures; comparative data set represents industrial peers under Green St. coverage. Data provided for informational purposes only; no endorsement implied.

INDUSTRIAL KEY RATES CBRE Cap Rate Survey 1H17 Tier I Tier 3

HONOKOHAU INDUSTRIAL $10.1M PRICE 94% GOING-IN OCCUPANCY 8.3% GOING-IN CAP RATE $14.67 ABR PSF AS OF 6/30/17 73,200 SQUARE FEET 6/6/17 ACQUISITION DATE

ACRES 116 ANNUALIZED CASH NOI* $11.7M HAWAII GROUND LEASE PORTFOLIO MAUI OAHU Kailua Kaneohe Manoa Mililani Pearl City Kapolei Waianae Haleiwa Kahului Downtown Lahaina Kaanapali Wailea Hana * Annualized YTD June 2017

Costs of ownership is passed to tenant; minimal landlord ownership and operating expenses No capital expenditure or tenant improvement costs, or depreciation expense Minimal property management required Rent resets based on percentage of fair market value of land leased to tenant GROUND LEASE PORTFOLIO BENEFITS $1.6M buyout of Aikahi Park Shopping Center at 25% cap rate 2015 2016 Redevelopment of Macy’s will increase cash NOI to $2.1M-$2.6M (from $0.2M) with investment of $21M 2015 Kaiser Permanente FMV reset – 17% cash NOI increase

GROUND LEASES LOCATION ACRES PROPERTY TYPE EXP. YEAR NEXT RENT STEP STEP TYPE ABR ($ in $000) 1 Oahu 15.4 Grocery-Anchored 2035 2023 FMV Reset $2,100 2 Oahu 2.8 Grocery-Anchored 2040 2020 FMV Reset 1,344 3 Maui 5.3 Medical Office 2021 - - 819 4 Kailua 3.4 Grocery-Anchored 2062 2022 Fixed Step 753 5 Maui 52.0 Heavy Industrial 2034 2019 FMV Reset 751 6 Kailua 3.7 Retail 2020 Option FMV Reset 694 7 Kailua 1.6 Retail 2017 - - 565 8 Kailua 2.2 Retail 2062 2022 Fixed Step 485 9 Oahu 0.5 Parking 2018 - - 270 10 Oahu 0.5 Retail 2019 - - 252 TOP 10 GROUND LEASES SECURE INCOME STREAM WITH GROWTH GROUND LEASE PORTFOLIO WITH EMBEDDED OPPORTUNITY GROUND LEASE ABR EXPIRING OR RESETTING BY 2023 85%+

2018-2019 1-acre in urban Honolulu with gas & convenience store reversion 2020 Kaimuki Shopping Center (86,400 sf grocery-anchored center) FMV reset GROUND LEASE ESCALATIONS & REVERSIONS 2020 3.7-acre auto dealership reversion 2022 Pali Palms (59,000 sf office complex) FMV reset 2023 Windward City (218,000 sf grocery-anchored center) FMV reset

INCREASE CASH NOI WITH ACTIVE DEVELOPMENT & REDEVELOPMENT OPPORTUNITIES PROJECT PHASE IN-SERVICE CAPITAL INCREMENTAL STABILIZED CASH NOI STABILIZED YIELD ON COST SQ. FT. Pearl Highlands Center – Food Court/ Regal renovation* Construction Late 2017 $6.0M $0.6M 10.0 - 10.3% 54,000 Lau Hala Shops (Kailua Macy’s) repositioning Construction 2018 $21.0M $1.9 - $2.4M 9.0 - 11.4% 48,400 Ho`okele Shopping Center development Pre-leasing Late 2019 $41.9M** $3.1 - $3.6M 7.5 - 8.5% 94,000 Total $68.9M $5.6 - $6.6M 8.1 - 9.6% 196,400 As of June 30, 2017 Includes $3M of tenant improvement capital to Regal Entertainment for their renovations that provide a 10.3% stabilized yield on cost ** Includes land at book value; stabilized yield on cost would be about 100bps lower if included at market value Note: Complete table, including leasing activity, is included the second quarter 2017 Updated Supplemental Information report.

LAU HALA SHOPS New 48,400-sf shopping center with 10 leasable spaces ranging in size from 800 to 20,000 sf that will become a focal point for the vibrant Kailua community PEARL HIGHLANDS CENTER 405,000-sf power retail center in Pearl City, Oahu. Renovation of the Regal Cinemas and redevelopment of the Center’s food court. HO`OKELE SHOPPING CENTER New 94,000-sf shopping center, anchored by 57,400-sf Safeway store and gas station located at the gateway to Maui Business Park

ACQUISITIONS 50% Win rate for retail transactions in last 5 years $600M+ Active LOIs 93% Off-market, or “first look”, opportunities $50M Budgeted for new commercial property acquisitions in 2017 Preference for grocery/drug-anchored shopping center and industrial properties

Source: Colliers, A&B Data provided for informational purposes only; no endorsement implied. Majority of retail and industrial CRE is not institutionally owned Ownership is fragmented A&B ownership of Oahu market Retail – 20% Industrial – <1% OAHU RETAIL & INDUSTRIAL MARKET

BREAK

Materials & Construction Jim Mead Chief Financial Officer Alexander & Baldwin

MATERIALS & CONSTRUCTION Vertically Integrated Business Quarries Asphalt Hot Mix Asphalt Asphalt Construction Aggregate Concrete Recycling Ready Mix Concrete MANUFACTURE Prestress Paving Roadway Signs & Guardrails Traffic Controls & Rentals Liquid Asphalt Aggregate Sales PRODUCTS

AVERAGE MARKET SHARE BUSINESS DRIVERS State Construction Spending ($ in billions) Grace Paving Historical Contracts ($ in millions) Market Share Market Share Contracts Source: Hawaii Department of Business, Economic, Development & Tourism (DBEDT) Data provided for informational purposes only; no endorsement implied.

GRACE BACKLOG

OPERATING RESULTS EBITDA Margin (%) A&B Ownership EBITDA Margin Note: See appendix for a statement on management’s use of non-GAAP financial measures and required reconciliations. Pre- A&B Ownership

MATERIALS 8 public peers 11.1x mean EBITDA multiple Takeover premiums typical SPECIALTY CONSTRUCTION 5 public peers 7.8x mean EBITDA multiple Takeover premiums typical Materials 64% Specialty Construction 36% Composition of Adjusted EBITDA* * Represents composition percentage for the trailing twelve month period. PUBLIC COMPANY COMPARABLES

Land Operations Chris Benjamin President & CEO Alexander & Baldwin, Inc.

LAND OPERATIONS OVERVIEW 87,000 acres of Hawaii landholdings Conversion into recurring income streams Sales and reinvestment Development, sale and reinvestment Development for hold Adapt uses to provide recurring income Breadth of experience in execution

TRACK RECORD OF EXECUTION Developing in Hawaii since 1949 Since 1990: 3,400 residential units in 33 projects 681,000 sf of CRE developed for the portfolio 6,100 acres of bulk raw land sales Farming since 1870

IMPLEMENTING DIVERSIFIED AG ON FORMER SUGARCANE LANDS

Development For Sale Lance Parker President A&B Properties

56

ACTIVE DEVELOPMENT FOR SALE PIPELINE

Active pipeline of 1,500 for-sale residential and commercial units throughout Hawaii.



PROJECT	LOCATION	TYPE	PLANNED UNITS/ ACRES	STATUS	CLOSING TIMING	POSSIBLE VALUATION METHODS*
KAHALA AVE	Honolulu, Oahu	Residential	17 acres	Sales	2013-2018	BV+ CAP; DCF, DMA
THE COLLECTION	Honolulu, Oahu	Primary residential	465 units	Sales	2016-2018	BV+ CAP; DCF, DMA
KEALA O WAILEA	Wailea, Maui	Resort residential	70 units	Development /Sales	2017-2018	BV+ CAP; DCF, DMA
KAMALANI	Kihei, Maui	Primary residential	170 units	Development /Sales	2017-2019	BV+ CAP; DCF, DMA
KA MILO	Kona, Hawaii	Resort residential	137 units	Development /Sales	2007-2020	BV+ CAP; DCF, DMA
THE RIDGE AT WAILEA	Wailea, Maui	Resort residential	5 acres	Sales	2014-2020	BV+ CAP; DCF, DMA
MAUI BUSINESS PARK II	Kahului, Maui	Light industrial	125 acres	Development /Sales	2012-2030+	BV+ CAP
KUKUI'ULA	Poipu, Kauai	Resort residential	640 acres	Development /Sales	2006-2030+	BV+ CAP

* KEY:
BV= Book value
CAP= Remaining capital to be contributed
DCF= Discounted cash flow analysis
DMA= Discounted margin analysis

KEALA O WAILEA 70-unit low-rise, multi-family resort residential joint venture in Wailea, Maui ARTIST RENDERING

ESTIMATE CASH FLOWS ($ in millions) TOTAL 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Revenue $77.6 - $12.9 $12.9 $12.9 $12.9 $12.9 $13.1 Selling expenses at 6% $4.7 - $(0.8) $(0.8) $(0.8) $(0.8) $(0.8) $(0.7) Remaining project costs $24.0 - $(4.0) $(4.0) $(4.0) $(4.0) $(4.0) $(4.0) Costs incurred to date $40.0 $(40.0) - - - - - - Estimated cash flow $8.9 $(40.0) $8.1 $8.1 $8.1 $8.1 $8.1 $8.4 Location Wailea, Maui Project type Resort residential Estimated economic interest 65% +/- 5% Planned units 70 Average unit size (sf) 1,385 Units closed -- Units remaining 70 Targeted unit sales price psf $600-$1,000 Estimated total project cost $64M A&B projected capital commitment $9M Total project costs incurred to date $40M A&B gross investment (life to date) $9M A&B net book value (current book value) at 6/30/17 $9M Construction start/end 2015-2018 Sales closing start/end 2017-2018 VALUATION CASE STUDY: KEALA O WAILEA Return of A&B capital $9.0 NPV at 5%-10% $5.0 - $6.9 A&B’s share at 65% $3.3 - $4.5 A&B’s estimated value $12.3 - $13.5 CASH FLOWS TO A&B ($ in millions) PROJECT FACTS (Updated 2Q17 Supplement Table 19 pg. 23)

KUKUI’ULA Luxury resort residential community joint venture project in Poipu, Kauai

Weiskopf-designed Championship Golf Course

World-Class Spa

Farm

Club Villa

Kainani Artist Rendering

Hale Nanea Artist Rendering

Luxury resort residential community joint venture project DESCRIPTION Poipu, Kauai LOCATION 1,000 original (640 saleable) ACRES $325M (main joint venture + residential development joint ventures) BOOK VALUE Kukui`ula Plantation House

Landholdings Lance Parker President A&B Properties

LANDHOLDINGS Kauai Total Acres* 21,198 acres Conservation 13,309 acres Agriculture 6,631 acres Urban/Entitled* 1,258 acres *Includes 917 acres contributed to the Kukui’ula joint venture Maui Total Acres 65,082 acres Conservation 15,848 acres Agriculture 48,208 acres Urban/Entitled (includes in process) 1,026 acres

HIGHER USE POTENTIAL LANDS

CORE AGRICULTURAL LANDS

SUPPORTING LANDS

AG-RELATED LAND CLASSIFICATIONS MAUI KAUAI OAHU TOTAL CATEGORY ACRES Lands in the urban entitlement process 357 260 - 617 Agricultural lands 48,208 6,631 75 54,914 Conservation & preservation 15,848 13,309 639 29,796 64,413 20,200 714 85,327 FROM UPDATED 2Q17 SUPPLEMENT TABLE 20 PGS. 24-25 MAUI KAUAI OAHU TOTAL CATEGORY ACRES Higher use potential 14,048 2,530 75 16,653 Core agricultural 31,589 4,145 - 35,734 Supporting and conservation 18,776 13,525 639 32,940 64,413 20,200 714 85,327 FROM ORIGINAL 2Q17 SUPPLEMENT TABLE 17 PG. 24

HIGHER USE POTENTIAL LAND SALES TOTAL ACRES SOLD WEIGHTED-AVG. PRICE PER ACRE HIGH LOW 0-5 acres 9 $114,750 $151,600 $84,400 5-20 acres 67 $75,900 $120,525 $35,600 20-100 acres 468 $28,650 $55,700 $13,750 100+ acres 1,570 $25,800 $35,450 $14,600 Total/weighted-avg. 2,114 $28,400 $151,600 $13,750 A&B AG-ZONED LAND SALES DATA MAUI & KAUAI 2012-2Q17

UNDISCOUNTED RETAIL TAX ASSESSED VALUES ($ in millions) VALUE Higher use potential $325.4 Core agricultural 386.7 Supporting and conservation 55.9 Total $768.0 PER ACRE AGGREGATE 2017 TAX ASSESSORS’ VALUES WEIGHTED-AVG. VALUE PER ACRE Higher use potential $19,540 Core agricultural 10,822 Supporting and conservation 1,697 Weighted-avg. tax assessors’ value per acre $9,001 AGGREGATE 2017 TAX ASSESSORS’ VALUES

PV ASSOCIATED WITH LONG-TERM MONETIZATION STRATEGY DISCOUNT RATE YEARS 20 30 40 8% 62% 51% 43% 10% 53% 41% 33% 12% 46% 34% 27% Table assumes an annual 3% escalation in values.

URBAN-ZONED LAND TOTAL ACRES SOLD WEIGHTED-AVG. PRICE PER ACRE HIGH LOW 0-3 acres 10 $2,288,250 $4,346,200 $1,829,500 5-20 acres 57 $1,674,500 $2,288,250 $1,184,200 Total/weighted-avg. 67 $1,766,000 $4,346,200 $1,184,200 A&B URBAN-ZONED LAND SALES DATA – MAUI & KAUAI 2012-2Q17 MAUI KAUAI TOTAL Developable, with full or partial infrastructure 149 7 156 Developable, with limited or no infrastructure 186 28 214 Other 13 7 20 Total 348 42 390 A&B URBAN-ZONED LAND (ACRES) NOT IN ACTIVE DEVELOPMENT/USE

Financial Review Jim Mead Chief Financial Officer Alexander & Baldwin

FINANCIAL REVIEW Supplement enhancements Deferred tax reversal Special Distribution Tax-advantaged pension contribution

CALCULATION OF CRE CASH NOI For the Quarter Ended June 30, 2017 ($ in millions) Operating Profit 13.4 Plus: Depreciation and amortization 6.5 Less: Straight-line lease adjustments (0.5) Less: Lease incentive amortization - Less: Favorable/(unfavorable) lease amortization (0.8) Less: Termination income - Plus: Bad debt expense 0.3 Less: Other (income)/expense, net - Plus: Selling, general, administrative and other expenses 2.5 Cash NOI 21.4 Acquisitions / dispositions and other adjustments (1.6) Same-Store Cash NOI 19.8 Maintenance Capital Expenditures Building improvements 1.3 Tenant improvements 0.9 Leasing commissions 2.6 Total maintenance capital expenditures 4.8 TABLE 8 Note: See appendix for a statement on management’s use of non-GAAP financial measures.

GROUND LEASES As of June 30, 2017, Except as Indicated ($ in millions) TABLE 12 GROUND LEASES LOCATION ACRES PROPERTY TYPE EXP. YEAR NEXT RENT STEP STEP TYPE ABR 2Q17 CASH NOI 1 Oahu 15.4 Grocery-Anchored Retail 2035 2023 FMV Reset $2,100 $524 2 Oahu 2.8 Grocery-Anchored Retail 2040 2020 FMV Reset 1,344 335 3 Maui 5.3 Medical Office 2021 - - 819 205 4 Kailua 3.4 Grocery-Anchored Retail 2062 2022 Fixed Step 753 188 5 Maui 52 Heavy Industrial 2034 2019 FMV Reset 751 188 6 Kailua 3.7 Retail 2020 Option FMV Reset 694 173 7 Kailua 1.6 Retail 2017 - - 565 141 8 Kailua 2.2 Retail 2062 2022 Fixed Step 485 122 9 Oahu 0.5 Parking 2018 - - 270 67 10 Oahu 0.5 Retail 2019 - - 252 64 11 Oahu 1.2 Retail 2022 - - 237 55 12 Maui 0.8 Retail 2026 2017 Fixed Step 221 55 13 Kailua 3.3 Office 2037 2022 FMV Reset 200 50 14 Maui 0.4 Office 2017 - - 195 49 15 Maui 0.8 Industrial 2020 2018 Fixed Step 183 172 16 Kailua 0.9 Retail 2033 2018 FMV Reset 181 45 17 Maui 0.5 Retail 2029 2017 Fixed Step 159 40 18 Kailua 0.4 Retail 2017 - - 130 32 19 Kailua 1.7 Retail - MTM - 130 30 20 Maui 0.4 Retail - MTM - 128 32 21. Remainder Various 18.3 Various Various Various Various 1,459 409

DEFERRED TAX REVERSAL Liabilities as of June 30, 2017 ($ in millions) Current Liabilities: Notes payable and current portion of long-term debt $44.1 Accounts payable 32.2 Billings in excess of costs and estimated earnings on uncompleted contracts 3.1 Accrued interest 5.1 Deferred revenue 0.1 Indemnity holdback related to Grace acquisition 9.3 HC&S cessation-related liabilities 5.2 Accrued and other liabilities 29.1 Total current liabilities $128.2 Long-term Liabilities: Long-term debt $530.8 Deferred income taxes 182.8 Accrued pension and post-retirement benefits 63.7 Other non-current liabilities 43.1 Total long-term liabilities $820.4 Total liabilities $948.6 Commitments and Contingencies Redeemable Noncontrolling Interest $10.8

DEFERRED TAX REVERSAL As of June 30, 2017 ($ in millions) Components of deferred income tax liability, net REIT net deferred tax liability $232.2 TRS net deferred tax asset (49.4) Deferred income tax liability, net $182.8 Components of deferred income tax liability, net Basis difference for property and equipment $235.4 Deferred rent 6.0 Solar energy credit – state (6.9) Other tax assets (2.3) REIT net deferred tax liability $232.2 Current estimate. Actual reversal not determined until results for 2017 are completed.

SPECIAL DISTRIBUTION Purge pays out accumulated E&P Dividend of remaining 2017 and est. 2018 REIT income $775M to $875M estimated range Declared in Q4 and paid in Q1 To be paid 80% stock and 20% cash NYSE to determine mechanics

PRO FORMA IMPACT OF PENSION CONTRIBUTION TAX-ADVANTAGED PENSION CONTRIBUTION ($ in millions) As of June 30, 2017 (As reported) Pension contribution Pro forma Qualified defined benefit plans $52.9 $(48.0) $4.9 Non-qualified defined benefit plans 6.8 - 6.8 Other post-retirement benefits 11.7 - 11.7 Total accrued pension and post-retirement benefits $71.4 $(48.0) $23.4

Closing Remarks Chris Benjamin President & CEO Alexander & Baldwin

ALIGNING CORPORATE GOVERNANCE Shareholder meeting to approve entity merger and facilitate compliance with REIT requirements Amending articles and bylaws Unclassified board Majority voting provisions Incorporated in Hawaii (no MUTA-like ability to classify board via board action) Added REIT director and management

Committed to land stewardship and preservation of environment Invested in 3 of the state’s largest energy facilities Decades of collaboration with non-profit organizations to preserve watersheds and manage conservation preserves SUSTAINABILITY 147-year legacy of supporting and enhancing the communities where we live and work Support organizations in five general categories: health and human services; education; community/civic, culture & arts; stewardship Nearly all contributions go to Hawaii-based organizations SOCIAL

STRATEGIC EVOLUTION Long-term process to redefine A&B Started with Matson separation Continued with repatriation of capital to Hawaii Significant success to date in increasing focus on both Hawaii and commercial real estate Not yet a “perfect” REIT, but moving in the right direction Making necessary strategic, operational, financial and governance changes Valuable non-REIT assets; will work to realize that value and evolve to a more traditional REIT at the appropriate pace Talent, experience, market knowledge and reputation in Hawaii are critical to strategic execution

ALEXANDER & BALDWIN Premier Hawaii Real Estate Company ANALYST DAY PRESENTATION QUESTIONS & ANSWERS

STATEMENT ON USE OF NON-GAAP FINANCIAL MEASURES The Company presents the certain non-GAAP financial measures in this presentation. The Company uses these non-GAAP measures when evaluating operating performance because management believes that they provide additional insight into the Company’s and segments' core operating results, and/or the underlying business trends affecting performance on a consistent and comparable basis from period to period. These measures generally are provided to investors as an additional means of evaluating the performance of ongoing core operations. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for or superior to, financial measures calculated in accordance with GAAP. The Company’s methods of calculating non-GAAP measures may differ from methods employed by other companies and thus may not be comparable to such other companies. Required reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are set forth in the following slides.

CRE CASH NET OPERATING INCOME Cash Net Operating Income (Cash NOI) is a non-GAAP measure used by the Company in evaluating the CRE segment’s operating performance as it is an indicator of the return on property investment, and provides a method of comparing performance of operations, on an unlevered basis, over time. Cash NOI is calculated as total property revenues less direct property-related operating expenses. Cash NOI excludes straight-line rent adjustments, amortization of favorable/unfavorable leases, amortization of tenant incentives, general and administrative expenses, depreciation and amortization (including amortization of maintenance capital, tenant improvements and leasing commissions). In connection with the Company's decision to convert to a REIT in 2017, the Company has revised its definition of NOI to adjust Operating Profit for termination income, lease incentive amortization, and favorable/unfavorable lease amortization. We refer to amounts reported in this presentation under our new definition as "Cash NOI" to distinguish from the amounts previously reported under our prior definition. While there is no standard industry definition of NOI, the Company believes its revised definition is more closely aligned with current practices of other REITs. The Company’s methods of calculating non-GAAP measures may differ from methods employed by other companies and thus may not be comparable to such other companies.

CRE CASH NET OPERATING INCOME Reconciliation of GAAP to Non-GAAP Measures ($ in millions) Six Months Ended June 30, 2017 CRE Operating Profit $27.7 Plus: Depreciation and amortization 13.1 Less: Straight-line lease adjustments (1.0) Less: Lease incentive amortization* - Less: Favorable/(unfavorable) lease amortization* (1.5) Less: Termination income* - Plus: Bad debt expense 0.3 Less: Other (income)/expense, net 0.1 Plus: Selling, general, administrative and other expenses 4.2 CRE Cash NOI $42.9 Acquisition/dispositions and other adjustments (3.3) CRE Same-Store Cash NOI $39.6 * Represent changes from prior definition of NOI Note: Additional information about NOI is included in the Company’s quarterly Supplemental Information report, which is furnished to the SEC and available at www.alexanderbaldwin.com

M&C EBITDA & ADJUSTED EBITDA Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is a non-GAAP measure used by the Company in evaluating the Materials & Construction segment's operating performance on a consistent and comparable basis from period to period. The Company provides this information to investors as an additional means of evaluating the performance of the Materials & Construction segment's ongoing operations. EBITDA is calculated for the Materials & Construction segment by adjusting segment operating profit (which excludes interest and tax expenses), by adding back depreciation and amortization. Adjusted EBITDA is calculated for the Materials & Construction segment by subtracting income attributable to noncontrolling interests from segment EBITDA. The Company’s methods of calculating non-GAAP measures may differ from methods employed by other companies and thus may not be comparable to such other companies.

Six Months Ended June 30, TTM June 30, Year Ended December 31, 2017 2017 2016 Materials & Construction Operating Profit (excludes interest and taxes) $12.3 $22.7 $23.3 Depreciation and amortization 6.1 11.9 11.7 Materials & Construction EBITDA $18.4 $34.6 $35.0 Income attributable to noncontrolling interest (1.3) (2.5) (1.8) Materials & Construction Adjusted EBITDA $17.1 $32.1 $33.2 M&C EBITDA & ADJUSTED EBITDA Reconciliation of GAAP to Non-GAAP Measures ($ in millions) Note: Additional information about Materials & Construction EBITDA is included in the Company’s 2Q17 Updated Supplemental Information report, which is furnished to the SEC and available at www.alexanderbaldwin.com.